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Neuberger&Berman
INCOME FUNDSsm

This information supplements the Prospectus dated March 1, 1995.

    Neuberger&Berman Cash Reserves

    Neuberger&Berman Government Income Fund

    Neuberger&Berman Government Money Fund

    Neuberger&Berman Municipal Money Fund

    Neuberger&Berman Municipal Securities Trust

    Neuberger&Berman Limited Maturity Bond Fund


    Neuberger&Berman Ultra Short Bond Fund
             (each, a "Fund")

    At a meeting of the Trustees on December 20, 1995, the Trustees voted to approve the dissolution of Government Income Fund, effective January 19, 1996. Investors holding shares of the Fund on that date will receive proceeds in the amount of the net asset value of their shares as of the close of business on that date. Effective January 2, 1996, sales of new shares of Government Income Fund will be suspended.

           Investment Manager, Administrator,
           Distributor, and Sub-Adviser
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    Theresa A. Havell, the President and a Trustee of the Trust and of Managers
Trust, is a general partner of Neuberger&Berman and a director and Vice President of N&B Management. Ms. Havell is the Manager of the Fixed Income
Group of Neuberger&Berman, which she established in 1984. The Fixed Income
Group manages fixed income accounts that had approximately $12 billion of assets as of June 30, 1995. Ms. Havell has overall responsibility for the activities of the Fixed Income Group, providing guidance and reviewing portfolio strategy and structure.
                                                                 (over please)


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    The following members of the Fixed Income Group are primarily responsible for the day-to-day management of the listed Portfolios:

    Neuberger&Berman Government Money, Cash Reserves, and Ultra Short Bond Portfolios -- Josephine P. Mahaney, who has been a Senior Portfolio Manager in the Fixed Income Group since 1984, an Assistant Vice President of N&B Management from 1986 to 1994 and a Vice President of N&B Management since November 1994.

    Neuberger&Berman Limited Maturity Bond Portfolio -- Theresa A. Havell and Thomas G. Wolfe. Mr. Wolfe has been a Senior Portfolio Manager in the Fixed Income Group since July 1993, Director of Fixed Income Credit Research since July 1993 and a Vice President of N&B Management since October 1995. From November 1987 to June 1993 he was Vice President in the Corporate Finance Department of the Standard & Poor's Rating Group.

    Neuberger&Berman Government Income Portfolio -- Theresa A. Havell and William H. Cunningham. Mr. Cunningham has been a member of the Fixed Income Group since March 1993, a Senior Portfolio Manager in the Fixed Income Group since June 1995 and a Vice President of N&B Management since October 1995. From August 1989 to February 1993 he was a manager in the Corporate Finance, Merger and Acquisitions and Capital Markets Groups for a major corporation.

    Neuberger&Berman Municipal Money and Municipal Securities Portfolios -- Clara Del Villar, who has been a Senior Portfolio Manager in the Fixed Income Group since December 1991 and a Vice President of N&B Management since November 1994. From April 1991 to December 1991 she worked for a charitable organization; from January 1990 to April 1991 she was a consultant for a commodities trading adviser.


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HOW TO BUY SHARES

    You can invest as little as $50 each month under an automatic investing plan. (See "Automatic Investing and Dollar Cost Averaging" on page 37.)

    Due to a change in Securities and Exchange Commission rules regarding the settlement period for securities transactions, your order may be cancelled if your payment is not received by the third business day after your order is placed. In that case, you could be liable for any resulting losses or fees the Fund or its agents have incurred. To recover those losses or fees, a Fund has the right to redeem shares from your account. To meet the new three day deadline, you can wire payment, send a check through overnight mail, or call 800-877-9700 for information on how to make electronic transfers through your bank.

HOW TO SELL SHARES

    Usually, redemption proceeds will be mailed to you on the next business day after receipt of your request, but in any case, within three business days. (Under unusual circumstances, a fund may take longer, as permitted by law.) You may also call 800-877-9700 for information on how to make and receive electronic transfers through your bank.

    In addition, if you have changed the record address by telephone or facsimile, shares may not be redeemed by telephone or facsimile for 15 days after receipt of the address change. Please call 800-877-9700 to confirm receipt of your order submitted by facsimile.

    If you purchased shares directly through certain stockbrokers, banks or other financial institutions, you may sell those shares only through those organizations.
                The date of this Supplement is December 27, 1995.

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